UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) At the annual meeting of stockholders of the Company held on February 8, 2017 (the “2017 Annual Meeting”), the Company’s stockholders approved the 2017 Employee Stock Purchase Plan. The Board of Directors of the Company approved the 2017 Employee Stock Purchase Plan on November 9, 2016, subject to stockholder approval.
The 2017 Plan is intended to replace our 1995 Employee Stock Purchase Plan, as amended (the “1995 Plan”), which will be terminated at the expiration of the offering period in effect at the time of the stockholder approval of the 2017 Plan. The 2017 Plan will allow for the purchase by employees of up to 1,250,000 shares of Common Stock. If any right granted under the 2017 Plan terminates without having been exercised, the Common Stock not purchased under such right will again become available for issuance under the 2017 Plan.
The foregoing summary of the 2017 Employee Stock Purchase Plan is qualified in its entirety by reference to the detailed summary of the 2017 Employee Stock Purchase Plan set forth in the section “Proposal No . 3 - Approval of 2017 Employee Stock Purchase Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 16, 2016 and to the full text of the 2017 Employee Stock Purchase Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on February 8, 2017. The stockholders elected each of the Company’s nominees for director; approved, by a non-binding advisory vote, the overall compensation of the Company’s named executive officers; approved the 2017 Employee Stock Purchase Plan; and, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2017 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 16, 2016. The results are as follows:

1.    Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	58,453,586	582,430	5,548,829
Robyn C. Davis	58,609,536	426,480	5,548,829
Joseph R. Martin	58,478,302	557,714	5,548,829
John K. McGillicuddy	58,618,568	417,448	5,548,829
Krishna G. Palepu	58,619,270	416,746	5,548,829
Kirk P. Pond	58,604,437	431,579	5,548,829
Stephen S. Schwartz	58,654,682	381,334	5,548,829
Alfred Woollacott, III	58,656,813	379,203	5,548,829
Mark S. Wrighton	58,658,835	377,181	5,548,829
Ellen M. Zane	58,606,576	429,440	5,548,829

2.    Approval, by a non-binding advisory vote, of the overall compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
58,619,750	349,008	67,258	5,548,829

3.    Approval of the Company's 2017 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
58,924,273	61,161	50,582	5,548,829

4.    Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered accounting firm for the 2017 fiscal year

For	Against	Abstain	Broker Non-Votes
64,483,285	67,493	34,067	—

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Brooks Automation, Inc. 2017 Employee Stock Purchase Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: February 13, 2017	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
10.1	Brooks Automation, Inc. 2017 Employee Stock Purchase Plan